UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2006

IPIX CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-26363	52-2213841
(State or other	(Commission	(IRS Employer
Jurisdiction of incorporation)	File Number)	Identification Number)

12120 SUNSET HILLS ROAD, SUITE 410 RESTON, VIRGINIA 20910
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: (703) 674-4100

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On June 26, 2006 (the “Closing Date”), the registrant, IPIX Corporation, a Delaware corporation (the “Company”), completed a private placement (the “Transaction”) pursuant to Regulation D under the Securities Act of 1933 (the “Securities Act”), which generated total gross proceeds of $5,000,000. The proceeds will be used to fund the Company's operations.

As part of the private placement, the Company entered into a Securities Purchase Agreement (the “Agreement”) with several institutional and accredited investors (the “Purchasers”) to sell Senior Amortizing Convertible Notes due June 26, 2011 (the “Senior Notes”), which are convertible into 5,208,333 shares of the Company's common stock, par value $.001 (the “Common Stock”), five-year warrants, which vest immediately, to purchase 1,822,916 shares of Common Stock at an exercise price of $1.06 (the “Warrant A”), warrants, which vest immediately, to purchase 2,604,167 shares of Common Stock at an exercise price of $.96 for 90 days from the date the Registration Statement is declared effective (the “Warrant B”).  Upon exercise of any or all of Warrant B, the Company will issue additional warrants, which vest immediately, to purchase shares of Common Stock equal to thirty five percent of the Warrant B exercised at an exercise price of $1.06 (the "Additional Warrant") (collectively, the "Warrants").

Beginning four months after the original issuance date, interest shall be payable monthly in arrears at a rate, which is the greater of (i) 7% per annum or (ii) LIBOR plus 200 basis points; provided at no time shall the interest rate exceed 10% per annum. The first twenty-six monthly payments will amortize 75% of the Senior Notes. The Company may pay interest or principal on the Senior Notes in (i) cash or (ii) shares of Common Stock. If the Company elects to repay the Senior Notes in shares of Common Stock, a 10% discount to the volume weighted average trading price for the prior twenty-day trading period will be applied.

At any time following the 30 month anniversary of the original issue date, the holders have the right to require the Company to redeem all or any portion of the outstanding principal of the Senior Notes, plus all accrued but unpaid interest. Furthermore, at any time following an event of default, the holders have the right to require the Company to repurchase all or any portion of the outstanding Senior Notes at price equal to the greater of (i) 115% of the outstanding principal amount, plus all accrued but unpaid interest, or (ii) 115% of the average of the closing prices for the five trading days preceding the notice of default.

At any time and from time to time, the holders of the Senior Notes have the right to convert all or any portion of the outstanding balance of the Senior Notes into Common Stock. Provided, that unless the Company obtains prior shareholder approval, the number of shares issued in the Transaction shall not equal 19.99% of the outstanding shares of Common Stock immediately preceding the Closing Date. The principal and any accrued but unpaid interest of the Senior Notes are convertible into the Company's common stock at a conversion price of $1.02 per share, subject to anti-dilution protections.

The Senior Notes are secured by a first priority security interest in and a lien upon all of the Company’s right, title and interests in, to and under all personal property and assets of the Company, whether now owned or hereafter acquired. As such, the Company entered into a Security Agreement (the "Security Agreement") with the Purchasers and Iroquois Master Fund Ltd., as agent for the Purchasers.  Additionally, the Senior Notes contain restrictive covenants which, among other things, restrict the Company's ability to incur additional indebtedness, grant security interests on its assets or make distributions on or repurchase its common stock.

Under the Agreement, the Company has agreed that until the date the Registration Statement covering the shares issuable upon conversion of the Senior Notes and exercise of the Warrants is declared effective, it will not, directly or indirectly, offer, sell grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or its Subsidiaries' equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that may be convertible into or exchangeable or exercisable for Common Stock.

The discussion in this Current Report is only a summary and is qualified in its entirety by reference to the Agreement, form of note, form of Warrant A and form of Warrant B, which are included as Exhibits 10.1, 10.2, 4.1, 4.2, and 4.3, respectively, to this current report on Form 8-K and are incorporated herein by reference in this Current Report.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The disclosures under Item 1.01 are incorporated in this Item 2.03 by reference.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

The disclosures under Item 1.01 are incorporated in this Item 3.02 by reference.

The Senior Notes and Warrants described herein were offered and sold to the Purchasers in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities and Rule 506 promulgated thereunder.

The Senior Notes and Warrants have not been registered under the Securities Act, as amended or applicable state securities laws and may not be offered or sold in the United States absent registration under the Securities Act and applicable state securities laws or an applicable exemption from registration requirements.

In connection with the Transaction, the Company paid underwriting fees of three hundred fifty thousand dollars.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit No.	Description
4.1	Form of Note, dated as of June 26, 2006, by and among IPIX Corporation and the Purchasers.
4.2	Form of Warrant A, dated as of June 26, 2006, by and among IPIX Corporation and the Purchasers.
4.3	Form of Warrant B, dated as of June 26, 2006, by and among IPIX Corporation and the Purchasers.
10.1	Securities Purchase Agreement, dated as of June 23, 2006, by and among IPIX Corporation and the Purchasers.
10.2	Security Agreement, dated as of June 23, 2006, by and among IPIX Corporation, the Purchasers and Iroquois Master Fund Ltd., as agent for the Purchasers
99.1	Press Release dated June 26, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPIX CORPORATION

Dated: June 26, 2006

/s/ Clara M. Conti

Clara M. Conti
Chief Executive Officer